UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020 (June 8, 2020)

SIRIUS XM HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Floor, New York, NY
(Address of Principal Executive Offices)
10020
(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
 Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	SIRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

In connection with the offering of the Notes by our subsidiary, Sirius XM Radio Inc. (“SiriusXM”) described in Item 8.01 below, SiriusXM disclosed in a confidential offering memorandum dated June 8, 2020 (the “Preliminary Offering Memorandum”) certain business updates relating to the impact of the coronavirus (COVID-19) pandemic. This information is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

Exhibit 99.1 contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. In addition, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which the statement is made, to reflect the occurrence of unanticipated events or otherwise, except as required by law. New factors emerge from time to time, and it is not possible for us to predict which will arise or to assess with any precision the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On June 8, 2020, we issued a press release announcing the commencement of a private offering of $1.0 billion aggregate principal amount of Senior Notes due 2030 (the “Notes”) to be issued by SiriusXM.

SiriusXM intends to use the net proceeds from the offering of the Notes, together with cash on hand, to redeem all of SiriusXM’s outstanding 5.375% Senior Notes due 2025 at a redemption price of 102.688% of the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act. The Notes may not be offered or sold within the United States or to U.S. persons, except to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to non-U.S. persons in offshore transactions in reliance on Regulation S. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index attached hereto is incorporated herein.

EXHIBITS

Exhibit	Description of Exhibit
99.1	Excerpt from the Preliminary Offering Memorandum dated June 8, 2020
99.2	Press release dated June 8, 2020 relating to the offering of the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: June 8, 2020